STANCE EQUITY ESG LARGE CAP CORE ETF

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2021 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 99.3%
Air Freight & Logistics — 0.6%
FedEx Corp. (United States)	390	$89,844
United Parcel Service, Inc., Class B (United States)	636	126,164
		216,008
Automobiles — 0.3%
Ford Motor Co. (United States)	5,218	100,133
Banks — 2.9%
Citigroup, Inc. (United States)	16,964	1,080,607
Biotechnology — 2.8%
Biogen, Inc. (United States)*	4,509	1,062,952
Building Products — 1.6%
Johnson Controls International PLC (Ireland)	7,788	582,231
Capital Markets — 5.4%
Moody's Corp. (United States)	3,136	1,225,047
S&P Global, Inc. (United States)	1,752	798,439
		2,023,486
Chemicals — 3.5%
CF Industries Holdings, Inc. (United States)	18,318	1,109,888
Linde PLC (Ireland)	616	195,974
		1,305,862
Communications Equipment — 5.0%
Cisco Systems, Inc. (United States)	18,336	1,005,546
Motorola Solutions, Inc. (United States)	3,367	852,457
		1,858,003
Distributors — 0.3%
Pool Corp. (United States)	194	107,499
Electric Utilities — 0.5%
Eversource Energy (United States)	2,451	201,644
Electronic Equipment, Instruments & Components — 4.0%
Keysight Technologies, Inc. (United States)*	7,691	1,495,746
Entertainment — 3.6%
Netflix, Inc. (United States)*	2,080	1,335,152
Equity Real Estate Investment Trusts (REITs) — 5.1%
Crown Castle International Corp. (United States)	2,952	536,231
Digital Realty Trust, Inc. (United States)	8,098	1,358,358
		1,894,589
Food & Staples Retailing — 2.6%
Kroger Co., (The) (United States)	23,359	970,099
Food Products — 9.8%
Campbell Soup Co. (United States)	29,810	1,202,237
J M Smucker Co., (The) (United States)	8,846	1,118,754
McCormick & Co., Inc. (United States)	15,510	1,331,068
		3,652,059
Health Care Providers & Services — 7.5%
Humana, Inc. (United States)	3,258	1,367,415
UnitedHealth Group, Inc. (United States)	3,197	1,420,171
		2,787,586
Household Durables — 0.2%
Garmin Ltd. (Switzerland)	613	81,860
Household Products — 3.3%
Kimberly-Clark Corp. (United States)	9,394	1,224,132
Industrial Conglomerates — 5.9%
3M Co. (United States)	5,736	975,350
General Electric Co. (United States)	11,805	1,121,357
Honeywell International, Inc. (United States)	535	108,198
		2,204,905
IT Services — 0.5%
Visa, Inc., Class A (United States)	974	188,732
Life Sciences Tools & Services — 6.4%
PerkinElmer, Inc. (United States)	6,804	1,239,417
Waters Corp. (United States)*	3,521	1,155,134
		2,394,551
Machinery — 0.9%
Caterpillar, Inc. (United States)	584	112,917
IDEX Corp. (United States)	409	91,857
Illinois Tool Works, Inc. (United States)	516	119,789
		324,563
Media — 0.2%
Omnicom Group, Inc. (United States)	975	65,627
Multi-Utilities — 3.4%
Consolidated Edison, Inc. (United States)	16,622	1,290,532
Navigational, Measuring, Electromedical, and Control Instruments Manufacturing — 2.6%
Trane Technologies PLC (Ireland)	5,187	968,154
Other Fabricated Metal Product Manufacturing — 0.4%
Emerson Electric Co. (United States)	1,556	136,679
Other Telecommunications — 2.6%
Verizon Communications, Inc. (United States)	19,527	981,622
Pharmaceuticals — 7.0%
Eli Lilly and Co. (United States)	5,558	1,378,606
Merck & Co, Inc. (United States)	14,961	1,120,728
Zoetis, Inc. (United States)	563	125,009
		2,624,343
Road & Rail — 0.3%
Kansas City Southern (United States)	436	126,811
Semiconductors & Semiconductor Equipment — 1.3%
Enphase Energy, Inc. (United States)*	1,514	378,500
Micron Technology, Inc. (United States)	1,277	107,268
		485,768
Software — 3.8%
Intuit, Inc. (United States)	2,209	1,440,931
Specialty Retail — 0.3%
Tractor Supply Co. (United States)	572	128,889
Technology Hardware, Storage & Peripherals — 0.8%
HP, Inc. (United States)	8,608	303,690
Trading Companies & Distributors — 3.9%
WW Grainger, Inc. (United States)	3,032	1,459,635
Total Common Stocks (Cost $35,459,395)		37,105,080

Short-Term Investments — 0.6%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)	222,235	222,235
Total Short-Term Investments (Cost $222,235)		222,235

Total Investments (Cost $35,681,630) — 99.9%		37,327,315
Other Assets in Excess of Liabilities — 0.1%		26,396
NET ASSETS — 100.0%
(Applicable to $1,360,000 shares outstanding)		$37,353,711

*	Non-income producing security.
PLC	Public Limited Company
(a)	Seven-day yield as of November 30, 2021.

The accompanying notes are an integral part of the portfolio of investments.

STANCE EQUITY ESG LARGE CAP CORE ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2021
(UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2021, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
STANCE EQUITY ESG LARGE CAP CORE ETF
Common Stocks	$37,105,080	$37,105,080	$-	$-
Short-Term Investments	222,235	222,235	-	-
Total Investments*	$37,327,315	$37,327,315	$-	$-

* Please refer to Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2021, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.